EXHIBIT 99.2

                        FIRST AMENDMENT TO
                     ASSET PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment"), dated as of September 26, 1994, is by and among LIN Broadcasting Corporation, a Delaware corporation ("Parent"), LIN Television Corporation, a Delaware corporation ("Acquiror"), Cook Inlet Communications, Inc., an Alaska corporation ("Stockholder"), and Cook Inlet Communications Corp., a Delaware corporation ("Station").

                             RECITALS

     Parent, Acquiror, Stockholder and Station have entered into that certain Asset Purchase Agreement, dated as of June 7, 1994
(the "Agreement"), and now desire to amend the Agreement.

                            AGREEMENT

     In consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

     1.   The definition of "Acquiror Disclosure Document" in
Section 1.1 of the Agreement is amended to delete the parenthetical language.

     2.   The definition of "Form S-4" in Section 1.1 of the
Agreement is amended to delete such definition in its entirety.

     3. Section 6.2.5 of the Agreement is amended to delete such section in its entirety; Sections 6.2.6 through 6.2.9 of the Agreement are renumbered accordingly; and the cross-reference in the last sentence of Section 6.2.9 of the Agreement is amended to substitute "6.2.8" in lieu of "6.2.9."

     4. Section 7.3.3 of the Agreement is amended to delete such section in its entirety, and Sections 7.3.4 through 7.3.6 of the Agreement are renumbered accordingly.

     5. Exhibit A to the Agreement is amended in its entirety to read as set forth in Exhibit A attached hereto.

     6. Exhibit B to the Agreement is amended in its entirety to read as set forth in Exhibit B attached hereto.

     7. Except as expressly modified herein, each provision of the Agreement remains in full force and effect and is in no way amended, affected, impaired or invalidated hereby, and the rights and obligations of the parties hereto under the Agreement as modified herein are hereby ratified and confirmed.

     8. All references in the Agreement to "this Agreement" shall mean the Agreement as modified by this Amendment.

     9. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Washington, as applied to contracts executed and to be fully performed in such state by citizens of such state.

     10. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have entered into and signed this Amendment as of the date and year first above written.

                              LIN BROADCASTING CORPORATION


                              By
                              Its



                              LIN TELEVISION CORPORATION


                              By
                              Its



                              COOK INLET COMMUNICATIONS, INC.


                              By
                              Its



                              COOK INLET COMMUNICATIONS CORP.


                              By
                              Its

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                                                        EXHIBIT A

                  REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into on December 28, 1994 between LIN Television Corporation, a Delaware corporation (the "Company"), and Cook Inlet Communications Corp., a Delaware corporation ("Station").

                            RECITALS

     A. The Company and Station have entered into an Asset Purchase Agreement dated as of June 7, 1994 and amended as of September 26, 1994 and December 6, 1994 (the "Purchase Agreement") pursuant to which the Company will issue shares of its common stock, $.01 par value per share ("Common Stock"), to Station as partial consideration for the purchase of substantially all its assets.

     B. The execution and delivery of this Agreement by the Company is a condition precedent to the obligations of the parties under the Purchase Agreement.

                           AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:

     1.   Definitions

     For the purposes of this Agreement, the following terms have the meanings indicated below:

          1933 Act. The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          1934 Act. The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          Commission.  The Securities and Exchange Commission.

          Form S-1. Such form under the 1933 Act as in effect on the date hereof or any registration form subsequently adopted by the Commission.

          Form S-3. Such form under the 1933 Act as in effect on the date hereof or any similar short-form registration form subsequently adopted by the Commission.

          Register, registration and registered. A registration effected by preparing and filing a registration statement or similar document with the Commission in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

          Registrable Securities. The Shares (as defined below); provided, however, that those Shares as to which the following apply shall cease to be Registrable Securities: (a) a registration statement with respect to the sale of such Registrable Securities (other than any registration statement registering the sale of such securities by the Company to Station) shall have become effective under the 1933 Act and such Registrable Securities shall have been disposed of under such registration statement; (b) such Registrable Securities shall have been sold pursuant to Rule 144 or any successor rule or provision promulgated under the 1933 Act; or (c) such Registrable Securities shall have ceased to be outstanding.

          Registration Expenses. All expenses incident to the Company's performance of or compliance with Sections 2 and 4, including, without limitation, all registration and filing fees (including filing fees with respect to the Commission and to the National Association of Securities Dealers, Inc.), all fees and expenses of complying with state securities or "blue sky" laws (including fees and disbursements of underwriters' counsel in connection with any "blue sky" memorandum or survey), all printing expenses, all registrars' and transfer agents' fees and all fees and disbursements of the Company's counsel and independent public accountants.

          Selling Expenses. All underwriters' discounts, fees and commissions, applicable transfer taxes, fees and disbursements of counsel for any underwriter of any Registrable Securities being registered (other than as described above) including such fees and disbursements of counsel which the parties expect to be paid by the underwriter, and any fees and disbursements of any counsel, accountants or other advisors for any seller of the Registrable Securities being registered.

          Shares. The shares of Common Stock issued to Station pursuant to the Purchase Agreement and any securities that may be issued by the Company from time to time with respect to, in exchange for, or in replacement of such shares of Common Stock, including, without limitation, securities issued as a stock dividend on or pursuant to a stock split of such shares of Common Stock.

     2.   Request for Registration

          2.1  Request by Station

     Subject to the limitations set forth in Section 2.2, upon written request of the holder or holders of an aggregate of 20% or more of the Registrable Securities then outstanding that the Company effect the registration of all or part of the Registrable Securities held by such holder or holders, the Company will promptly give written notice of such requested registration to all holders of Registrable Securities and thereupon will promptly exercise all reasonable efforts to effect the registration under the 1933 Act of:

          (a) the Registrable Securities that the Company has been so requested to register by such holder or holders and

          (b) all other Registrable Securities that the Company has been requested to register by the holders of Registrable Securities by written request delivered to the Company within 15 days after the giving of such written notice by the Company.

     Each such registration shall be on Form S-1, or on Form S-3 (if available for such offering), as determined by the Company, permitting registration of such Registrable Securities for resale by such holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings).

     The Company shall use all reasonable efforts to keep such registration effective for a period of 30 days from the date on which the registration is declared effective (subject to extension pursuant to the next paragraph of this Section 2.1) or for such shorter period that will terminate when all Registrable Securities covered by such registration have been sold pursuant to such registration or withdrawn from sale, unless such failure to become or remain effective is the result of an action or failure to act by any holder of Registrable Securities to be covered by such registration.

     A registration will not be deemed to have been effected unless it has become effective; provided, that if after it has become effective the offering of Registrable Securities pursuant to such registration is interfered with by any stop order or other governmental agency, such registration will be extended for the period of any such suspension or, if required, a new registration statement shall be filed and diligently prosecuted, so that the holders shall have had Registrable Securities included in an effective registration until they have been sold.

     If any of the Registrable Securities covered by a registration pursuant to this Section 2.1 are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the holders of a majority of such Registrable Securities included in such offering, provided that such investment banker or manager shall be reasonably satisfactory to the Company.

          2.2  Limitations on Registration Obligation

     The Company's obligations under Section 2.1 shall be subject to the following limitations:

          (a) the Company shall not be required to effect a registration pursuant to Section 2.1 unless the requests from such holder or holders for such registration, which have not been withdrawn or reduced, cover Registrable Securities at least equal to an aggregate offering of $2,000,000;

          (b) if the Company shall furnish to such holder or holders a certificate signed by the President or Vice President of the Company stating that the Board of Directors reasonably believes that, during such period, the requested registration would have a material adverse effect on, or interfere in any material respect with, any proposal or plan by the Company to engage in any private or public financing or any material pending corporate development or transaction, including, without limitation, a material acquisition of assets, any tender offer or any merger, consolidation or other similar transaction material to the Company and its subsidiaries taken as a whole, the Company shall have the right to defer the filing or effectiveness of the registration statement for a period of not more than 120 days in any one calendar year after receipt of the request of such holder or holders under Section 2.1; provided, however, that no deferral of the registration pursuant to this Section 2.2(b) shall relieve the Company of its obligations pursuant to this Agreement by virtue of Section 2.2(c);

          (c) the Company shall not be required to effect any registration pursuant to Section 2.1 if the written request therefor is not received by the Company within seven years from the date of this Agreement;

          (d) the Company shall not be obligated to effect more than two registrations pursuant to Section 2.1;

          (e) if (i) the registration pursuant to Section 2.1 involves a firm commitment underwritten offering and (ii) the managing underwriters of such offering shall advise such holders in writing that, in their judgment, the total amount of securities proposed to be included in such offering is sufficiently large to materially and adversely affect the success of the offering, then the number of shares of Registrable Securities that are proposed to be registered by each holder who requests registration pursuant to Section 2.1 shall be reduced pro rata in proportion to the reduction in the total number of shares of Registrable Securities as to which registration has been requested. To the extent Registrable Securities requested to be registered are excluded from the offering, then the holders of such Registrable Securities shall have the right to one additional registration hereunder with respect to such Registrable Securities, provided that the failure of such Registrable Securities to be registered is through no fault of such holder, and provided that such an additional registration is available on only one occasion; and

          (f) the Company shall not be obligated to effect any registration pursuant to Section 2.1 if a registration statement is effective pursuant to Section 2.6 permitting the sale of Registrable Securities in the manner designated by the requesting holders.

          2.3  Inclusion of the Company's Securities in
               Registration

     The Company, on its own behalf or on behalf of its security holders, shall have the right to include any of the Company's securities in any registration initiated by a holder or holders of Registrable Securities pursuant to Section 2.1 (to the extent permitted by the rules applicable to use of Form S-1 or other appropriate form); provided, however, that if (i) the registration pursuant to Section 2.1 involves a firm commitment underwritten offering and (ii) the managing underwriters of such underwritten offering shall advise the Company in writing that, in their judgment, the distribution of all or a specified portion of the securities to be registered on behalf of the Company or its security holders pursuant to this Section 2.3 concurrently with the Registrable Securities being distributed by such underwriters will materially and adversely affect the distribution of such Registrable Securities by such underwriters, then the Company will exclude all or such specified portion of such securities (other than the Registrable Securities) to be registered on behalf of the Company or its security holders from such underwritten offering and will select, in its sole discretion, the securities to be so excluded from such offering.

          2.4  Withdrawal of Registrable Securities by Holders

     The holders of Registrable Securities may withdraw their Shares from registration, but unless the withdrawal is due to a material adverse change in the condition, business or prospects of the Company which was not, and upon reasonable investigation of public information by such holders could not have been, known at the time of the request, the proposed registration shall be counted as one of the two registrations referred to in
Section 2.2(d). Notwithstanding the foregoing, any request for a registration that is withdrawn by the holders prior to the effectiveness of the registration statement shall not be counted as one of the two registrations referenced in Section 2.2(d) if the holders reimburse the Company for all expenses incurred by the Company in preparing such registration statement.

          2.5  Piggyback Registration

               2.5.1 If the Company shall, at any time prior to the seventh anniversary of this Agreement, propose to register any shares of Common Stock under the 1933 Act, whether or not for sale for its own account, on a registration form and in a manner that would permit registration of Registrable Securities for sale to the public under the 1933 Act, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration and, upon the written request of any such holder of Registrable Securities delivered to the Company within 15 days after such notice shall have been given to such holder and subject to the limitations set forth in Section 2.5.2, the Company will use all reasonable efforts to effect the registration under the 1933 Act, as expeditiously as is reasonably possible, of all Registrable Securities that the Company has been so requested to register by the holders of Registrable Securities, to the extent required to permit the disposition (in accordance with the intended method thereof specified in such notice from the Company as aforesaid) of the Registrable Securities so to be registered. The Company shall use all reasonable efforts to cause the managing underwriter or underwriters of a proposed firm commitment underwriting to permit the holders of Registrable Securities requesting to be included in such offering to include such securities in such offering on the same terms and conditions as any similar security of the Company included therein.

               2.5.2     The Company's obligations under
Section 2.5.1 shall be subject to the following limitations:

                    (a)  if, at any time after giving such
written notice of its intention to register any of such securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities that has requested to register Registrable Securities and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration;

                    (b)  if (i) the registration so proposed by
the Company involves a firm commitment underwritten offering and
(ii) the managing underwriters of such underwritten offering shall advise the Company in writing that, in their judgment, the total amount of securities which they or the Company and any other persons or entities intended to include in such offering is sufficiently large to materially and adversely affect the success of the distribution of such securities by such underwriters, then the Company will promptly advise each such holder of Registrable Securities thereof and may require, by written notice to each such holder accompanying such advice, that all or such specified portion of such Registrable Securities be excluded from such underwritten offering; provided, however, that the securities so excluded shall be apportioned first to any selling security holders other than holders of Registrable Securities and then pro rata among holders of Registrable Securities according to the total dollar amount of securities entitled to be included therein owned by each holder of Registrable Securities or in such other proportions as shall mutually be agreed to by such holders of Registrable Securities;

                    (c)  the Company shall not be obligated to
effect any registration of Registrable Securities under this
Section 2.5 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, distributions to its stockholders, dividend reinvestment plans, stock option or other employee benefit plans, debenture offerings or preferred stock offerings;

                    (d)  if the registration so proposed by the
Company involves an underwritten offering, the right of any holder to include his or her Registrable Securities in such registration shall be conditioned upon the following: (i) such holder shall participate in such underwriting and only such holder's shares of Registrable Securities that are to be distributed pursuant to the underwriting shall be included in such registration and (ii) all holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters; and

                    (e)  the Company shall not be obligated to
include Registrable Securities in any offering pursuant to
Section 2.5.1 if a registration statement is effective pursuant to Section 2.6 permitting the sale of Registrable Securities in the manner designated by the requesting holders.

          2.6  Shelf Registration

     For purposes of this Section 2.6, the term "Station" shall mean Station, Cook Inlet Region, Inc. or any direct or indirect subsidiary of Cook Inlet Region, Inc.; provided that any such party is a holder of Registrable Securities.

               2.6.1 Registration. Upon Station's written request during the three-year period following the Closing (as defined in the Purchase Agreement), the Company shall promptly exercise all reasonable efforts to effect the registration of the Registrable Securities under the 1933 Act. Such registration shall be on Form S-1, or on Form S-3 (if available for such offering), as determined by the Company, permitting registration of the Registrable Securities for resale by Station in the manner or manners designated by it (including, without limitation, one or more underwritten offerings). The Company shall use all reasonable efforts to keep such registration effective until the earliest of (a) the expiration of two years after such request for registration by Station, (b) the expiration of three years after the Closing, and (c) such time as all the Registrable Securities have been disposed of by Station.

               2.6.2     Sales Pursuant to Registration
Statement.

                    (a)  In addition to the other rights granted
herein and the right to sell Registrable Securities in transactions not requiring registration under the 1933 Act, Station shall have the right during the period commencing upon the effective date of the registration statement and ending upon the date at which the Company is no longer obligated to take action to maintain the effectiveness of the registration statement pursuant to Section 2.6.1 to sell, transfer or otherwise dispose of the Registrable Securities pursuant to, and in accordance with the plan of distribution contemplated by, the registration statement, provided that any and all offers, sales, transfers or other dispositions of Registrable Securities by Station pursuant to the registration statement shall only be made pursuant to a Distribution (as defined in paragraph (b) below) and the other requirements of this Agreement and then only during the period from commencement to termination of such Distribution.

                    (b)  The term "Distribution" for purposes of
this Section 2.6.2 shall mean either (i) a public offering of the Registrable Securities by or for the account of Station in an Organized Offering (as defined in Section 2.6.5(a)) or (ii) one or more offers or sales of the Registrable Securities during any consecutive 45-day period by or for the account of Station (a "45-Day Offering"). An Organized Offering shall be deemed to commence on the date specified in Section 2.6.2(d) and to terminate on the latest date Station receives payment for the Registrable Securities sold by it. A 45-Day Offering shall commence on the date specified in Section 2.6.2(d) and shall terminate on the 44th day thereafter, unless terminated earlier by notice from Station to the Company; provided, however, that in the event that the Company gives notice to Station pursuant to
Section 2.6.3, the termination date shall be extended for a number of days equal to the number of days that Station was required to discontinue disposing of Registrable Securities pursuant to Section 2.6.3, unless terminated earlier by notice from Station to the Company.

                    (c)  Station may not commence a Distribution
or make offers or sales pursuant thereto prior to the date which is five business days after the date upon which a notice of the proposed Distribution (the "Distribution Notice") is delivered to the Company. Unless otherwise prohibited by another provision of this Agreement, Station may deliver to the Company a Distribution Notice at any time. Each Distribution Notice shall state that Station desires to engage in a Distribution and shall specify
(i) the type of proposed Distribution, the proposed manner of offering and sale and the proposed managing underwriters, if any,
(ii) to the extent known, the participating brokers or sales agents, if any, and (iii) the number of Registrable Securities proposed to be sold in such Distribution, which number shall not be less than 1% of Common Stock outstanding at Closing. Station covenants that each Distribution Notice shall be given in good faith and shall accurately reflect a proposal which is under serious consideration by Station. No Distribution Notice may be delivered by Station at a time when either a Distribution described in a prior Distribution Notice has not been completed or otherwise terminated or such prior Distribution Notice has not been withdrawn.

                         Station agrees that it will proceed in
good faith, subject to the exercise of reasonable business judgment, to commence each proposed Distribution as promptly as practicable, to complete each Distribution within a reasonable time after commencement and to withdraw any Distribution Notice promptly upon Station's determination not to commence or, if commenced, not to complete, the proposed Distribution which is the subject of such Distribution Notice.

                    (d) Each Distribution undertaken and carried out by Station shall be made in a manner consistent with the description thereof set forth in the related Distribution Notice.

                         With respect to a proposed Distribution
which is a 45-Day Offering, the Distribution shall be deemed to have commenced on the first date at which Station is permitted to commence such Distribution and make offers or sales pursuant thereto under Section 2.6.2(c).

                         With respect to a proposed Distribution
which is an Organized Offering, Station and the Company shall cooperate to effect such Distribution as provided in
Section 2.6.5 and the Distribution shall be deemed to commence upon the earlier of (i) the initial selling efforts (which shall not include communications relating to organization of an underwriting syndicate and related activities of the type that customarily occur prior to the filing of a registration statement under the 1933 Act) and (ii) the initial public filing of any supplemental public offering documents with the Commission or other governmental agency or any stock exchange.

                         Station may determine not to proceed
with any Distribution or proposed Distribution at any time for any reason, provided that if Station so determines it shall immediately abandon and terminate all activities in connection with such Distribution or proposed Distribution and immediately notify the Company of such determination.

                         The fact that a Distribution Notice (or
any of the other notices provided for in this Section 2.6.2) has been delivered and the contents of any such notice shall be treated confidentially by the parties and their representatives, except as otherwise required by law or applicable stock exchange or National Association of Securities Dealers, Inc. rules or as necessary to carry out the provisions of this Agreement.

                    (e)  The Company shall be entitled for a
period, which shall not exceed 21 days from the date of delivery of the certificate specified in subsection (ii) below, with respect to each Distribution, to postpone such Distribution, if the Company (i) determines, in its reasonable judgment, that the sale of Registrable Securities pursuant to the Distribution (or any public disclosure which would be necessary or advisable in connection with such Distribution) would have a material adverse effect on, or interfere in any material respect with, any proposal or plan by the Company to engage in any private or public financing or any material pending corporate development or transaction, including, without limitation, a material acquisition of assets, any tender offer or any merger, consolidation or other similar transaction material to the Company and its subsidiaries taken as a whole and (ii) gives Station a certificate signed by an officer of the Company setting forth such determination within five business days of receipt of a Distribution Notice. Station may not deliver a subsequent Distribution Notice during the period of any such postponement. The Company may request a postponement only twice during any consecutive 180-day period and no postponement period shall exceed 21 consecutive days.

               2.6.3     Notice of Event From the Company.
Station agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 4(f)(vi), Station will forthwith discontinue disposing of Registrable Securities until receipt of copies of an appropriate supplement or amendment to the relevant prospectus.

               2.6.4 Notice of Event From Station. Station shall promptly notify the Company at any time when a prospectus is being used or is required to be delivered by the 1933 Act of the occurrence of any event of which Station is aware relating to Station, the Registrable Securities or the plans for the proposed distribution thereof which requires the preparation of an appropriate supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus will not contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will promptly make available to Station any such supplement or amendment to such prospectus. Station also agrees that, upon delivery of any notice by it of the happening of any event of the kind described in the preceding sentence of this paragraph, Station will forthwith discontinue disposing of Registrable Securities pursuant to such prospectus until receipt of the copies of the supplement or amendment to such prospectus contemplated by this
Section 2.6.4.

               2.6.5     Organized Offering of Registrable
Securities.

                    (a)  An "Organized Offering" shall mean a
public offering of $2,000,000 or more effected through customary firm commitment underwriting arrangements. Subject to the provisions of Section 2.6.2, at any time and from time to time after the effectiveness of the registration statement, Station may deliver a Distribution Notice proposing an Organized Offering.

                    (b)  The investment banker or investment
bankers and manager or managers that will manage the offering will be selected by Station, provided that such investment banker or manager shall be reasonably satisfactory to the Company.

     3.   Expenses

     The Company will pay all Registration Expenses in connection with each of the registrations of Registrable Securities effected by the Company pursuant to Section 2; provided, however, that the Company shall not be required to pay Registration Expenses for any registration process begun pursuant to Section 2 if the registration process is terminated by the Company pursuant to
Section 2.2(a) because of withdrawals of requests for registration by the holders of Registrable Securities (in which case all withdrawing holders shall bear such expenses pro rata in proportion to the shares of Registrable Securities withdrawn); provided, further, however, that if at the time of such withdrawal the withdrawing holders have learned of a material adverse change in the condition, business or prospects of the Company from that which was not, and, upon reasonable investigation would not have been, known to the withdrawing holders at the time of their request, then the withdrawing holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2. Holders of Registrable Securities being registered pursuant to this Agreement shall pay all Selling Expenses with each such holder bearing a pro rata portion of the Selling Expenses based upon the number of Registrable Securities registered in such registration by each such holder.

     4.   Registration Procedures:  The Company's Obligations

     If and whenever the Company is required to effect the registration of any Registrable Securities under this Agreement, the Company will as expeditiously as is reasonably possible:

          (a) prepare and file with the Commission, on any appropriate form, a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become and remain effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement, the Company shall furnish to the holders of the Registrable Securities covered by such registration statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders and underwriters, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the holders of a majority of the shares of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object, but their reasonable objection may only be with respect to information contained in such document about the selling holder of the Registrable Securities and may be based only upon an assertion that such information contains an untrue statement of a material fact or an omission to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances, not misleading;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period, cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the 1933 Act, and comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement in accordance with the intended method of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the registration statement and any posteffective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (d) furnish to each seller of such Registrable Securities such number of copies of the prospectus and any supplements thereto included in such registration statement (including a preliminary prospectus) and other documents as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities, and consent to the use of the prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

          (e) use all reasonable efforts to register or qualify all securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as each seller or underwriter shall reasonably request, and do any and all other acts and things that may be necessary to enable such seller or underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (f)  notify the selling holders of Registrable
Securities and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing:

          (i) when the prospectus or any prospectus supplement or posteffective amendment has been filed, and, with respect to the registration statement or any posteffective amendment, when the same has become effective;

          (ii) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

          (iv) if at any time the representations and warranties of the Company contemplated by paragraph (k) below cease to be true and correct;

          (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the Company's knowledge of the initiation or threatening of any proceedings for such purpose; and

          (vi) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or if it is necessary to amend or supplement such prospectus to comply with the law, and, at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such prospectus, as amended or supplemented, will comply with the law;

          (g) cause all Registrable Securities to be listed on any national securities exchange on which shares of Common Stock are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange, or qualify such securities for inclusion in the National Association of Securities Dealers, Inc. Automated Quotation System, and provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement;

          (h) issue to any underwriter or any other person to which any holder of Registrable Securities may sell such Registrable Securities in connection with such registration (and to any direct or indirect transferee of any such underwriter or to such holder, if such registered offering is not underwritten) certificates evidencing such Registrable Securities without any legend restricting the transferability of the Registrable Securities;

          (i) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement or the lifting of any suspension of the qualifications (or exemption from qualification) at the earliest possible moment;

          (j)  if reasonably requested by the managing
underwriter or underwriters or the holders of a majority of the Registrable Securities being sold in connection with an underwritten offering, immediately incorporate in a prospectus supplement or posteffective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to such underwriters and the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or posteffective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or posteffective amendment;

          (k) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the 1933 Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year)
(i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an underwritten offering or, if not sold to underwriters in such an offering, (ii) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statements shall cover said 12-month periods; and

          (l) enter into such agreements (including an underwriting agreement) and take all such actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and, in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

          (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

          (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the shares of Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the underwriters;

          (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings;

          (iv) if an underwriting agreement is entered into, the same shall set forth in full the customary indemnification provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; and

          (v) deliver such documents and certificates as may be requested by the holders of a majority of the shares of Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement.

The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder.

     In the event the Company shall give any notice of the happening of an event of the kind described in Section 4(f)(vi), the time period mentioned in Section 2.1 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement either receives the copies of the supplemented or amended prospectus contemplated by Section 4(f)(vi) or is advised in writing by the Company that the use of the Prospectus may be resumed.

     5.   Preparation; Reasonable Investigation

     In connection with the preparation and filing of each registration statement registering Registrable Securities under the 1933 Act, the Company will give the holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will afford such holders of Registrable Securities, underwriters, counsel and accountants reasonable access to the Company's records, personnel and properties, including all financial records, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the registration.

     6.   Furnish Information

     The Company may require each seller of Registrable Securities as to which registration is being effected to furnish to the Company such information regarding such seller, the Registrable Securities held by such seller and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such seller's Registrable Securities as the Company may reasonably request, and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably refuses to furnish such information within a reasonable period after receiving such request.

     7.   Indemnification and Contribution

     In the event any Registrable Securities are included in a registration statement under Section 2:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each seller of Registrable Securities, the officers, directors, agents and employees of each seller of Registrable Securities, any underwriter (as defined in the 1933 Act) for each seller of Registrable Securities and each person, if any, who controls each seller of Registrable Securities or any underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse each seller of Registrable Securities, and each such officer, director, agent, employee, underwriter or controlling person for any legal or other expenses reasonably incurred by it, him or her in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by a seller of Registrable Securities, or any such underwriter or controlling person.

          (b) To the extent permitted by law, each seller of Registrable Securities will indemnify and hold harmless the Company, each of its officers, directors, agents or employees, each person, if any, who controls the Company within the meaning of the 1933 Act and any underwriter against any losses, claims, damages or liabilities (joint or several) to which they may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished by such seller of Registrable Securities expressly for use in connection with such registration; and each seller of Registrable Securities will reimburse any legal or other expenses reasonably incurred by the Company or any such officer, director, agent, employee, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such seller of Registrable Securities, which consent shall not be unreasonably withheld.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing or conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 7 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 7.

          (d) If recovery is not available under the foregoing indemnification provisions of this Section 7, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying parties and the indemnified parties, except to the extent that contribution is not permitted under Section 11(f) of the 1933 Act. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each seller of Registrable Securities agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. A seller of Registrable Securities shall not be obligated to make any contribution hereunder which in the aggregate exceeds the total public offering price of the securities sold by such seller of Registrable Securities, less the aggregate amount of any damages which such seller of Registrable Securities has otherwise been required to pay in respect of the same claim or any substantially similar claim.

     8.   Reports Under the 1934 Act

     With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the Commission that may at any time permit a holder of Registrable Securities to sell securities of the Company to the public without registration or pursuant to a registration hereunder, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

          (b) take such action as is reasonably necessary to enable holders of Registrable Securities to utilize Form S-3 for the sale of their Registrable Securities;

          (c) file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

          (d) furnish to any holder of Registrable Securities, so long as such holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, and/or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed with the Commission by the Company, and (iii) such other information as may be reasonably requested in availing any such holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form, including making publicly available other information necessary to permit sales pursuant to Rule 144A under the 1933 Act.

     9.   Registration of Securities Other Than Registrable
          Securities

     The Company has not granted and, without the written consent of the holders of a majority of the then-outstanding Registrable Securities, shall not grant to any person the right to request the Company to register any equity securities under the 1933 Act unless the rights so granted are subject to the prior rights of the Holders of Registrable Securities set forth in, and are not otherwise in conflict or inconsistent with the provisions of, this Agreement.

     10.  Miscellaneous

          10.1 Amendment and Waivers

     Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 10.1 shall be binding upon each holder of Registrable Securities at the time outstanding, each future holder of Registrable Securities, and the Company.

          10.2 No Inconsistent Agreements

     The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any person. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any such agreements.

          10.3 Successors and Assigns

     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a holder of Registrable Securities unless and to the extent such successor or assign acquired Registrable Securities from such holder, and such successor or assign is restricted by Rule 144 of the Commission in the public sale of such Registrable Securities because such successor or assign is an "affiliate" of the Company at the time of sale.

          10.4 Notices

     Any notice required or permitted to be given hereunder shall be in writing given by personal delivery, certified or registered mail (postage prepaid) or facsimile, addressed as respectively set forth below or to such other address as any party shall have previously designated by such a notice. The effective date of any notice or request shall be three days from the date it is sent so long as it is in fact received within five days, or when sent by facsimile or personally delivered.

     Notices to the Company and holders of Registrable Securities shall be sent as follows:

     To the Company:

          LIN Television Corporation
          5295 Carillon Point
          Kirkland, WA  98033
          Attention:  General Counsel
          Fax:  (206) 828-1900

     To a holder of Registrable Securities:

          Cook Inlet Communications Corp.
          Suite 450
          1800 Avenue of the Stars
          Los Angeles, CA  90067
          Attention:  Stephen C. Hillard
          Fax:  (310) 556-2752

     with a copy to:

          Munger, Tolles & Olson
          35th Floor
          355 South Grand Avenue
          Los Angeles, CA  90071-1560
          Attention:  John B. Frank
          Fax:  (213) 687-3702

          10.5 Governing Law

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Washington without regard to conflicts-of-laws principles.

          10.6 Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              LIN TELEVISION CORPORATION



                              By:
                              Its



                              COOK INLET COMMUNICATIONS CORP.



                              By:
                              Its

                                                        EXHIBIT B

                    LIN TELEVISION CORPORATION
                      STOCKHOLDERS AGREEMENT

     THIS STOCKHOLDERS AGREEMENT (this "Agreement") is made as of the 28th day of December, 1994, by and among LIN TELEVISION CORPORATION, a Delaware corporation (the "Company"), McCAW CELLULAR COMMUNICATIONS, INC., a Delaware corporation ("McCaw"), and COOK INLET COMMUNICATIONS CORP., a Delaware corporation ("Cook Inlet") (McCaw and Cook Inlet being referred to collectively as, the "Stockholders").

                             RECITALS

     A.   McCaw, through its wholly owned subsidiary, owns
13,494,750 shares of common stock, par value $.01 per share (the
"Common Stock"), of the Company.

     B. Cook Inlet is acquiring 3,357,950 shares of the Common Stock as partial consideration for the sale of substantially all of its assets to the Company pursuant to an Asset Purchase Agreement dated June 7, 1994, as amended (the "Asset Purchase Agreement").

     C. It is a condition to the Asset Purchase Agreement that the parties enter into this Agreement.

                            AGREEMENT

     NOW THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereby agree as follows:

     1.   General

          1.1  Voting of Shares

     The Stockholders shall vote or cause to be voted all shares of Common Stock or other voting securities of the Company beneficially owned by them or as to which they have voting power (the "Stock"), and shall timely take any other necessary actions to accomplish and effectuate the provisions of this Agreement.

          1.2  Legend on Certificates

     Each certificate evidencing any of the Stock shall bear a legend substantially as follows:

          "The securities represented by this certificate are subject to the terms and conditions of a certain Stockholders Agreement dated as of December 28, 1994, as at any time amended, and may not be transferred except in accordance with the terms and provisions of said Agreement, a copy of which is on file at the principal executive office of the Company and will be furnished to the holder of this certificate upon request and without charge."

     2.   Election of Directors

          2.1  Composition of the Board of Directors

     The Stockholders shall take all necessary action to cause the Company's Board of Directors to consist of ten (10) members. In connection with each election of directors of the Company, the Stockholders will take all necessary action to cause members of the Company's Board of Directors (except in the case of replacement directors, which is governed by Section 2.2) to be nominated, in accordance with the Company's procedure for nomination of directors as provided in its By-Laws and to the extent permissible in accordance with applicable legal requirements, as follows:

          (a) McCaw Nominees. McCaw shall have the right to designate six (6) qualified nominees, each of whom shall be a United States citizen; provided, however, that if at any time McCaw is the beneficial owner of less than twenty-five percent (25%) of the outstanding Common Stock, McCaw's right under this Agreement to nominate six nominees shall thereupon cease.

          (b) Cook Inlet Nominees. Cook Inlet shall have the right to designate one (1) qualified nominee, who shall be a United States citizen; provided, however, that if at any time
Cook Inlet is the beneficial holder of less than three and one-half percent (3 1/2%) of the outstanding Common Stock, Cook Inlet's right under this Agreement to nominate one director shall thereupon cease.

          (c) Independent Directors. If required by the Television Private Market Value Guarantee dated December 28, 1994 between the Company and McCaw (the "TV PMVG"), McCaw shall designate, in addition to the nominees designated pursuant to paragraph (a) above, the three (3) nominees selected to serve as the independent directors under Section 1 of the TV PMVG (the "Independent Directors").

     The Stockholders shall cause the persons so designated above to be nominated for election to the Company's Board of Directors at the time and in the manner proper for such nomination, whereupon the Stockholders shall cast all the votes they are entitled to cast in such election (whether at an annual or special meeting of stockholders or by written consent in lieu of a meeting or otherwise and whether they are entitled to cast such votes as a result of ownership or other control of Stock or by proxy or otherwise) for the election of such nominees to the Company's Board of Directors.

          2.2  Replacement of Directors

     In the event one or more directors shall cease to serve on the Company's Board of Directors at a time when the entire Board of Directors is not being elected, the party that so designated such person, subject to the next succeeding sentence, shall be entitled to and shall designate a replacement director as soon as practicable. In the event of the resignation, withdrawal or removal of any Independent Director, McCaw will as soon as practicable designate in accordance with the terms of the TV PMVG another nominee to serve as Independent Director. The Stockholders shall thereafter cooperate to effectuate the election to the Board of Directors each replacement director designated as provided in this Section 2.2 as soon as practicable and shall cast all the votes they are entitled to vote (whether at an annual or special meeting of stockholders or by written consent in lieu of a meeting or otherwise and whether they are entitled to cast such votes as a result of ownership or other control of Stock or by proxy or otherwise) for election of such replacement director to the Company's Board of Directors.

          2.3  Removal of Directors

     In the event that any Stockholder that has nominated a director proposes that such director be removed from the Company's Board of Directors subject, in the case of the Independent Directors, to the terms of the TV PMVG, upon the giving of notice thereof to the other Stockholders, the Stockholders will cast all the votes they are entitled to vote (whether at an annual or special meeting of stockholders or by written consent in lieu of a meeting or otherwise and whether they are entitled to cast such votes as a result of ownership or other control of Stock or by proxy or otherwise) and will otherwise cooperate to remove from the Company's Board of Directors such director as soon as practicable.

          2.4 Composition of the Compensation Committee of the Board of Directors

          McCaw shall use its best efforts to cause the Compensation Committee of the Company's Board of Directors to be comprised of, for the period ending 24 months from the date of execution of this Agreement, one Independent Director, the Cook Inlet director designated pursuant to Section 2.1(b) and one director designated by McCaw. Thereafter, the Compensation Committee of the Company's Board of Directors shall consist of such directors as are selected by the Company's Board of Directors.

     3.   Remedies

          3.1  Specific Performance

     The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

          3.2  Remedies Cumulative

     All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     4.   Successors and Assigns

     The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, any successors to the parties hereto but shall not otherwise be transferable. No Stockholder may assign or transfer any Common Stock, or any right to vote or direct the vote of any Common Stock, to any assignee or transferee that is an affiliate of such Stockholder or a "group" of which such Stockholder or any affiliate is a part (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended) unless such assignee or transferee shall agree in writing, as a condition to such transfer or assignment, to be bound as a Stockholder under this Agreement.

     5.   Third-Party Beneficiaries

     This Agreement is not intended to be for the benefit of and shall not be enforceable by any person or entity that is not a party hereto, including, without limitation, any stockholders of the Company not parties hereto.

     6.   Termination of Agreement

     This Agreement shall terminate and be of no further force or effect upon the earliest to occur of:

          (a) The tenth (10th) anniversary of the date hereof (the "Termination Date"); provided, however, that at any time within two (2) years prior to the Termination Date (as the same may be extended from time to time pursuant to this paragraph), any or all of the parties hereto may by written agreement extend the duration of this Agreement for an additional period not to exceed ten (10) years;

          (b) With respect to Cook Inlet only, written notice by Cook Inlet to the other parties hereto, provided that Cook Inlet and its affiliates and group (as described above) members beneficially own in the aggregate less than one percent (1%) of the outstanding shares of Common Stock; and

          (c) With respect to McCaw only, written notice by McCaw to the other parties hereto, provided that McCaw and its affiliates and group (as described above) members beneficially own in the aggregate less than five percent (5%) of the outstanding shares of Common Stock.

     7.   Miscellaneous

          7.1  No Conflicts

     The parties hereto represent that they are not parties to and do not know of any other agreements that conflict with any of the provisions of this Agreement.

          7.2       Further Assurances

     Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effect, carry out and comply with all their obligations under this Agreement.

          7.3  Counterparts

     This Agreement may be executed in more than one counterpart, each of which shall constitute an original of this Agreement, but all of which, when taken together, shall constitute one and the same instrument.

          7.4  Amendment

     Except as otherwise provided herein, no amendment, waiver, interpretation, alteration or modification of any provision of this Agreement shall be binding unless in writing and signed by authorized representatives of all the parties hereto.

          7.5  Applicable Law

     This Agreement shall for all purposes be governed by and construed in accordance with the laws of Washington, without regard to the choice of law provisions thereof.

          7.6  Notices

     Notices given hereunder shall be in writing and shall be deemed to have been duly given (a) on the date of personal delivery, (b) on the date of facsimile transmission if such transmission is sent before or during the addressee's business hours on a day that is not a Saturday, Sunday or statutory holiday in the location of the addressee (a "Business Day"),
(c) on the Business Day following facsimile transmission if such transmission is sent after the addressee's business hours or on a day that is not a Business Day, or (d) five (5) days after being mailed by registered or certified mail, return receipt requested, in each case to the party being notified at the address specified below or at such other address of which the addressee may subsequently notify the other parties in writing. Until otherwise notified, notices shall be directed as follows:

If to the Company:

LIN Television Corporation
5295 Carillon Point
Kirkland, WA  98033
Attn:  General Counsel

If to McCaw:

McCaw Cellular Communications, Inc.
5400 Carillon Point
Kirkland, WA  98033
Attn:  General Counsel

If to Cook Inlet:                  With a copy to:

Cook Inlet Communications Corp.    Munger, Tolles & Olson
1800 Avenue of the Stars           355 South Grand Avenue
Suite 450                          35th Floor
Los Angeles, CA  90067             Los Angeles, CA  90071
Attn:  General Counsel             Attn:  John B. Frank


          7.7  Waivers

     Any failure of any party to insist upon or enforce strict performance of any of the provisions of this Agreement or to exercise any rights or remedies under this Agreement shall not be interpreted or construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provision, right or remedy in that or any other instance.

          7.8  Headings

     The headings of the sections of this Agreement are for convenience only and shall not by themselves determine the interpretation of this Agreement.

          7.9  Severability

     If any of the provisions or any portion of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provisions or portion thereof and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

          7.10  Entire Agreement

     This Agreement contains the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior understandings and representations.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.


                         LIN TELEVISION CORPORATION


                         By:__________________________
                         Title:_______________________



                         MCCAW CELLULAR COMMUNICATIONS, INC.


                         By:__________________________
                         Title:_______________________



                         COOK INLET COMMUNICATIONS CORP.


                         By:__________________________
                         Title:_______________________